Exhibit 10.23



                                    XA, INC.

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------

                                                         Date:  August  2,  2006


To  Whom  It  May  Concern:

XA, INC. (the "Company"), for value received, hereby agrees to issue common stock purchase options entitling Jean Wilson ("Holder" or the "Option Holder") to purchase an aggregate of 650,000 shares of the Company's common stock ("Common Stock"). Such option is evidenced by an option certificate in the form attached hereto as Schedule 1 (such instrument being hereinafter referred to as an "Option," and such Option and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Option"). The Option is issued in consideration for services rendered to the Company and evidences the grant of the Option to the Holder by the Board of Directors of the Company on August 2, 2006 (the "Grant Date"). The number of shares of Common Stock purchasable upon exercise of the Option is subject to adjustment as provided in Section 5 below. The Option will be exercisable by the Option Holder (as defined below) as to all or any lesser number of shares of Common Stock covered thereby, at an initial purchase price of US $0.75 per share (the "Purchase Price"), subject to adjustment as provided in Section 5 below, which shall vest to the Holder as provided in
Section  3(a)  below,  for  the  exercise  period defined in Section 3(b) below.

     1.   REPRESENTATIONS  AND  WARRANTIES.
          --------------------------------

          The Company represents and warrants to the Option Holder as follows:

          (a)  CORPORATE  AND  OTHER  ACTION.  The  Company  has  all  requisite
               -----------------------------
               power and authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Incentive Stock Option Agreement (the "Option Agreement"), to execute, issue, sell and deliver the Option and a certificate or certificates evidencing the Option, to authorize and reserve for issue and, upon payment from time to time of the Purchase Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Option ("Shares"), and to perform all of its obligations under this Option Agreement and the Option. The Shares, when issued in accordance with this Option Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Option Agreement and, when issued, each Option issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

          (b)  NO VIOLATION.  The  execution  and  delivery  of  this  Option
               ------------
               Agreement, the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Option Agreement and of the Option will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Articles of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

     2.   TRANSFER.
          --------

          (a)  TRANSFERABILITY  OF  OPTION.  The  Option  Holder  agrees  that
               ---------------------------
               this  Option  is  not  transferable  by  Holder.

          (b)  REGISTRATION  OF  SHARES.  The  Option  Holder agrees not to make
               ------------------------
               any sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Securities Act of 1933, as amended (the "Act"), setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless the Option Holder has provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in this Section 2, shall bear an appropriate legend and be subject to a "stop-transfer" order.

     3.   VESTING  OF  OPTION,  EXERCISE  OF  OPTION,  PARTIAL EXERCISE, NOTICE.
          ---------------------------------------------------------------------

          (a)  VESTING  PERIOD.  This  Option  shall  vest to Holder as follows:
               ---------------

               (i) Holder shall vest 216,667 of the Options upon the twelve (12) month anniversary of the date the United States Securities and Exchange Commission declares effective the registration statement covering the resale of the shares of common stock which the 11% Senior Secured Convertible Promissory Notes ("Notes") are convertible into and the shares of common stock which the Warrants ("Warrants") are exercisable for, which Notes and Warrants were issued to certain third party purchasers pursuant to a Securities Purchase Agreement entered into in August 2006 (the "Effectiveness Date");

               (ii) Holder  shall  vest  216,667  of  the  Options  upon  the twenty-four  (24)  month  anniversary  of  the Effectiveness
                    Date.

               (iii) Holder  shall  vest  216,666  of  the  Options  upon  the thirty-six (26) month anniversary of the Effectiveness Date.

          (b) Provided however, that all Options shall vest to Holder immediately upon the occurrence of a "Change in Control" as defined under the Company's 2005 Stock Incentive Plan (the "Plan"), which includes:

               (1) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

               (2) the approval by the Board of Directors of the Company of an agreement providing for the sale or transfer of substantially all the assets of the Company; or

               (3) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

          (c) Provided further however, that no part of the Option shall vest to Holder if Holder terminates Holder's employment with the Company. In the even that the Company terminates Holder's, for reasons other than for Cause, as set for in Holder's Employment Agreement (or Consulting Agreement, as the case may be) with the Company, then all Options shall immediately vest to Holder.

          (d)  EXERCISE  PERIOD.  This  Option  shall  expire  and  all  rights
               ----------------
               hereunder shall be extinguished upon the earlier of:

               (i)  Five (5)  years  from  the  Grant  Date;  or

               (ii) Three (3)  Months  from  the  date  Holder's employment with the Company ceases (or in the case of a Director of the Company, the date such Director ceases to serve as a Director of the Company), as determined by the Board of Directors of the Company in its sole discretion, unless such employment shall have terminated:

                    (1) as a result of the Disability of Holder, as defined in the Plan, in which event such exercise period shall expire on the date twelve (12) months following a such termination of service by the Company, not to exceed the time period specified in Section
                         3(b)(i)  above;  or

                    (2) as a result of the death of Holder (other than as a result of disability), in which event such exercise period shall expire on the date twelve (12) months after the date of Holder's death, not to exceed the time period specified in Section 3(b)(i) above.

          (e)  EXERCISE  IN  FULL.  Subject  to  Section 3(a) and 3(b), a Option
               ------------------
               may be exercised in full by the Option Holder by surrender of the Option, with the Form of Subscription attached hereto as Schedule 2 executed by such Option Holder, to the Company, accompanied by payment as determined by 3(e) below, in the amount obtained by multiplying the number of Shares represented by the respective Option by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below).

          (f)  PARTIAL  EXERCISE.  Subject  to  Section  3(a)  and  3(b),  each
               -----------------
               Option may be exercised in part by the Option Holder by surrender of the Option, with the Form of Subscription attached hereto as
               Schedule 2 at the end thereof duly executed by such Option Holder, in the manner and at the place provided in Section 3(c) above, accompanied by payment as determined by 3(e) below, in amount obtained by multiplying the number of Shares designated by the Option Holder in the Form of Subscription attached hereto as
               Schedule 2 to the Option by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Option Holder a new Option of like tenor, in the name of the Option Holder, calling in the aggregate for the purchase of the number of Shares equal to the number of such Shares called for on the face of the respective Option (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such Shares designated by the Option Holder in the aforementioned form of subscription.

          (g)  PAYMENT  OF  PURCHASE  PRICE.  The  Purchase Price may be made by
               ----------------------------
               any of the following or a combination thereof, at the election of the Option Holder:

               (i) In cash, by wire transfer, by certified or cashier's check, or by money order; or

               (ii) By delivery  to  the  Company  of  an  exercise  notice that requests the Company to issue to the Option Holder the full number of shares as to which the Option is then exercisable, less the number of shares that have an aggregate Fair Market Value, as determined by the Board in its sole discretion at the time of exercise, equal to the aggregate purchase price of the shares to which such exercise relates. (This method of exercise allows the Option Holder to use a portion of the shares issuable at the time of exercise as payment for the shares to which the Option relates and is often referred to as a "cashless exercise." For example, if the Option Holder elects to exercise 1,000 shares at an exercise price of $0.25 and the current Fair Market Value of the shares on the date of exercise is $1.00, the Option Holder can use 250 of the 1,000 shares at $1.00 per share to pay for the exercise of the entire Option (250 x $1.00 = $250.00) and receive only the remaining 750 shares).

                    For purposes of this section, "Fair Market Value" shall be defined as the average closing price of the Common Stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the date of exercise of this Option (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used). In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

               (h)  NOTICE  OF  EXERCISE  AND/OR  SALE  BY  HOLDER.  The  Holder
                    ----------------------------------------------
                    shall notify the Company if Holder sells or otherwise transfers any Shares acquired upon exercise of the Option within two (2) years of the Grant Date of such Option or within one (1) year of the date such Shares were acquired by Holder upon the exercise of such Option.

     4.   DELIVERY  OF  STOCK  CERTIFICATES  ON  EXERCISE.
          -----------------------------------------------

          Any exercise of the Option pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Option together with the Form of Subscription and the payment for the aggregate Purchase Price shall have been received by the Company. At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Option in full or in part, and in any event within Ten (10) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Option Holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such Option Holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Option Holder would otherwise be entitled, cash in an amount determined pursuant to Section 6(e). The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the Option Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

     5.   ADJUSTMENT  OF  PURCHASE  PRICE  AND  NUMBER  OF  SHARES  PURCHASABLE.
          ---------------------------------------------------------------------

          The Purchase Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

          (a) In case the Company shall at any time after the date of this Option Agreement (i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Purchase Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the holder of any Option exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Option had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) No adjustment in the Purchase Price shall be required if such adjustment is less than US $0.01; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
               Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

          (c) Upon each adjustment of the Purchase Price as a result of the calculations made in subsection (a) of this Section 5, the Option outstanding prior to the making of the adjustment in the Purchase Price shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of the Option immediately prior to adjustment of the number of Shares by the Purchase Price in effect prior to adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     6.   FURTHER  COVENANTS  OF  THE  COMPANY.
          ------------------------------------

          (a)  DILUTION  OR  IMPAIRMENTS.  The  Company  will  not, by amendment
               -------------------------
               of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger or dissolution, avoid or seek to avoid the observance or performance of any of the terms of the Option or of this Option Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Option Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company:

               (i) shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Option, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Option and shall take all necessary actions to ensure that the par value per share, if any, of the Common Stock (or Other Securities) is at all times equal to or less than the then effective Purchase Price per share; and

               (ii) will take  all  such  action  as  may  be  necessary  or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or Other Securities upon the exercise of the Option from time to time outstanding.

          (b)  TITLE TO  STOCK.  All  Shares  delivered  upon  the  exercise  of
               ---------------
               the Option shall be validly issued, fully paid and nonassessable; each Option Holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

          (c)  REPLACEMENT  OF  OPTION.  Upon  receipt  of  evidence  reasonably
               -----------------------
               satisfactory to the Company of the loss, theft, destruction or mutilation of any Option and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Option, the Company, at the expense of the Option Holder, will execute and deliver, in lieu thereof, a new Option of like tenor.

          (d)  FRACTIONAL  SHARES.  No  fractional  Shares  are  to  be  issued
               ------------------
               upon the exercise of any Option, but the Company shall round any fraction of a share to the nearest whole Share.

     7.   HOLDERS  OF  SHARES.
          -------------------

          The Option is issued upon the following terms, to all of which each Option Holder by the taking thereof consents and agrees: any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; each prior taker or owner waives and renounces all of his equities or rights in such Option in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby.

     8.   MISCELLANEOUS.
          -------------

          All notices, certificates and other communications from or at the request of the Company to any Option Holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Option Holder, or, until an address is so furnished, to the address of the last holder of such Option who has so furnished an address to the Company, except as otherwise provided herein. This Option Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois. The headings in this Option Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Option Agreement, together with the forms of instruments annexed hereto as schedules, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. For purposes of this Option Agreement, a faxed signature shall constitute an original signature. A photocopy or faxed copy of this Agreement shall be effective as an original for all purposes.


IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed on this 2nd day of August, 2006, in Chicago, Illinois, by its proper corporate officers, thereunto duly authorized.

                                  XA,  INC.


                                  By /s/ Joseph Wagner
                                    -----------------------------------
                                    Joseph  Wagner,  President

                                                                      SCHEDULE 1

                                     OPTION
                                     ------

THIS OPTION AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION S PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS OPTION MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE OPTION NOR THE UNDERLYING STOCK MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S AND OTHER LAWS OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THIS OPTION OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED
UNLESS  IN  COMPLIANCE  WITH  THE  ACT.


                                                      To Purchase 650,000 Shares
                                                                 of Common Stock
                                    XA, INC.


This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Option, until the expiration date, to purchase the number of shares (the "Shares") set forth above of the common stock ("Common Stock"), of XA, INC. (the "Company") from the Company at the purchase price per share hereafter set forth below, on delivery of this Option to the Company with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Company) for each Share purchased. This Option is subject to the terms of the Option Agreement between the parties thereto dated as of August 2, 2006, the terms of which are hereby incorporated herein. Reference is hereby made to such Option Agreement for a further statement of the rights of the holder of this Option.

Registered  Owner:          Jean  Wilson                    Date: August 2, 2006
                            ------------
Purchase  Price
  Per  Share:               US  $0.75

Vesting Date:  The  Option  vests  over  the  time  period provided in Section 3 of the Option Agreement, at 5:00 p.m. Central Standard Time on the dates provided in Section 3. This Option should only be read in conjunction with the Option Agreement.

Expiration  Date:   Subject to Section 3(b) of the Option Agreement, 5:00 p.m.
                     Central  Standard  Time.

     WITNESS  the  signature  of  the  Company's  authorized  officer:

                              XA,  INC.



                              By /s/ Joseph Wagner
                                -------------------------------------
                                Joseph  Wagner,  President

                                                                      SCHEDULE 2

                              FORM OF SUBSCRIPTION
                              --------------------
               (To  be  signed  only  upon  exercise  of  Option)

To  XA,  INC.:

The undersigned, the holder of the enclosed Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase
thereunder,               *  shares  of  Common  Stock  of XA, INC. and herewith
makes payment of US $_______________ (or elects to pay for the exercise in shares of common stock pursuant to Section 3(e)(ii) of the Option Agreement as evidenced by the calculation below by checking this box ),, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:
      --------------

                              --------------------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the enclosed Option)


                              --------------------------------------------------
                              (Printed  Name)


                              --------------------------------------------------
                              (Address)

(*) Insert here the number of shares called for on the face of the Option or, in the case of a partial exercise, the portion thereof as to which the Option is being exercised, in either case without making any adjustment for additional Common Stock or any other stock or other securities or property which, pursuant to the adjustment provisions of the Option Agreement pursuant to which the Option was granted, may be delivered upon exercise.




        CALCULATION PURSUANT TO SECTION 3(E)(II) OF THE OPTION AGREEMENT
        ----------------------------------------------------------------

               =  TOTAL  SHARES  EXERCISED
--------------

               =  PURCHASE  PRICE  (as  defined  and  adjusted  in the Option
--------------    Agreement)

               = FAIR MARKET VALUE - the average closing price of the -------------- Common Stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the date of exercise of this Option (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used). In no event shall the Fair Market Value of any share of Common Stock be less than its par value.



                                                              Total Shares Exercised x Purchase Price
         =   Shares to be Issued = Total Shares Exercised -   ---------------------------------------
---------                                                               Fair Market Value
